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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                    ----------------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------------

         Date of Report (Date of earliest event reported) June 26, 2001


                           VION PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                                 0-26534               13-3671221
     ------------------------------               ---------------      --------------------
     (State or Other Jurisdiction                 (Commission             (IRS Employer
          of Incorporation)                       File Number)         Identification No.)

    4 Science Park, New Haven, CT                                             06511
----------------------------------------                                    ---------
(Address of Principal Executive Offices)                                    (Zip Code)

Registrant's telephone number, including area code: (203) 498-4210

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events

         In a press release dated June 26, 2001, Vion Pharmaceuticals, Inc. (the "Company") announced that the Form S-3 Shelf Registration Statement filed on April 3, 2001 with the Securities and Exchange Commission ("SEC") was declared effective as of June 26, 2001.

         A copy of the press release is attached as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

                  Exhibit 99.1 Press release dated June 26, 2001 announcing the effectiveness of the Form S-3 Shelf Registration.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   VION PHARMACEUTICALS, INC.


Date: June 26, 2001                By:  /s/ Alan Kessman
                                       ------------------------------
                                   Name:  Alan Kessman
                                   Title: President and Chief Executive Officer








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                                  EXHIBIT INDEX


     99.1 Press release dated June 26, 2001 announcing the effectiveness of the Form S-3 Shelf Registration.


                       STATEMENT OF DIFFERENCES

The registered trademark symbol shall be expressed as...............  'r'